                                                                    Exhibit 99.2


                       DVI Receivables XII, L.L.C. 2000-2
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004

                                                 -----------------------------------------------------------------------------------
                                                  Sept Report        Oct Report       Nov Report       Dec Report       Jan Report
                                                  for  August      for September     for October      for November     for December
                                                    Activity          Activity         Activity         Activity         Activity
                                                 -----------------------------------------------------------------------------------
I.  RECONCILIATION OF COLLECTION ACCOUNT:
End of Period Collection Account Balance as of
 Prior Payment Date:                             $   238,292.67    $           --   $           --   $           --   $           --
Available Funds:
      Contract payments received in this period  $ 2,013,992.16    $ 2,599,631.64   $ 3,056,039.69   $ 2,154,981.53   $ 2,746,011.45
      Sales, Use and Property Tax, Maintenance,
       Late Charges                              $    65,940.87    $    63,563.80   $    64,105.73   $    47,817.70   $    76,398.81
      Prepayment Amount related to early
       termination in this period                $           --    $    84,733.22   $    76,291.64   $    20,860.78   $    16,609.20
      August Collections distributed on August
       payment dates                             $  (151,714.00)   $           --   $           --   $           --   $           --
      Proceeds received from recoveries on
       previously Defaulted Contracts            $           --    $           --   $           --   $           --   $           --
      Transfer from Reserve Account              $     2,955.73    $     2,874.14   $     2,926.31   $     2,839.38   $     2,964.16
      Interest Earned on Collection Account      $     1,202.18    $     1,812.40   $     3,180.34   $     4,405.66   $     5,596.30
      Interest Earned on Affiliated SPG Account  $       169.21    $       209.73   $       368.08   $       561.59   $       959.38
      Amounts paid per Contribution & Servicing
       Agreement Section 7.01 - Substitution     $           --    $           --   $           --   $           --   $           --
      Amounts paid under Insurance Policies      $           --    $           --   $           --   $           --   $           --
      Any other amounts - Misapplied Cash        $  (173,140.00)   $           --   $           --   $           --   $           --
      Unreconciled Cash Shortfall                $           --    $           --   $           --   $           --   $           --
                                                 -----------------------------------------------------------------------------------
      Total Available Funds                      $ 1,997,698.82    $ 2,752,824.93   $ 3,202,911.79   $ 2,231,466.64   $ 2,848,539.30
      Less Amounts to be Retained in Collection
       Account                                   $           --    $           --   $           --   $           --   $           --
                                                 -----------------------------------------------------------------------------------
      AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH  $ 1,997,698.82    $ 2,752,824.93   $ 3,202,911.79   $ 2,231,466.64   $ 2,848,539.30
                                                 ===================================================================================
      CUMULATIVE AMOUNT TO BE DISTRIBUTED                          $ 4,750,523.75   $ 7,953,435.54   $10,184,902.17   $13,033,441.47
                                                                   =================================================================
DISTRIBUTION OF FUNDS:
1.  To Trustee-Fees & Expenses                   $           --    $           --   $           --   $           --   $           --
2.  To Servicer, any unreimbursed
     Nonrecoverable Advances or Servicer
     Advances                                    $           --    $           --   $           --   $           --   $           --
3.  To Servicer, Tax, Maintenance, Late Charges  $    65,940.87    $    63,563.80   $    64,105.73   $    47,817.70   $    76,398.81
4.  To Servicer, Servicing Fee and other
     Servicing Compensations                     $    32,745.40    $    31,617.39   $    30,480.72   $    29,426.63   $    28,384.69
5.  To USBank Portfolio Services as Successor
     Servicer                                    $           --    $           --   $           --   $           --   $           --
6.  To Noteholders
    Class A1 Interest                            $           --    $           --   $           --   $           --   $           --
    Class A2 Interest                            $           --    $           --   $           --   $           --   $           --
    Class A3 Interest                            $           --    $           --   $           --   $           --   $           --
    Class A4 Interest                            $   455,611.05    $   455,611.05   $   455,611.05   $   455,611.05   $   455,611.05
    Class B Interest                             $     7,708.24    $     7,708.24   $     7,708.24   $     7,708.24   $     7,708.24
    Class C Interest                             $    15,732.96    $    15,732.96   $    15,732.96   $    15,732.96   $    15,732.96
    Class D Interest                             $    11,194.38    $    11,194.38   $    11,194.38   $    11,194.38   $    11,194.38
    Class E Interest                             $    18,674.89    $    18,674.89   $    18,674.89   $    18,674.89   $    18,674.89
    Class A1 Principal                                             $           --   $           --   $           --   $           --
    Class A2 Principal
     (distributed after A1 Note matures)         $           --    $           --   $           --   $           --   $           --
    Class A3 Principal
     (distributed after A2 Note matures)         $           --    $           --   $           --   $           --   $           --
    Class A4 Principal
     (distributed after A3 Note matures)         $           --    $           --   $           --   $           --   $           --
    Class B Principal                            $           --    $           --   $           --   $           --   $           --
    Class C Principal                            $           --    $           --   $           --   $           --   $           --
    Class D Principal                            $           --    $           --   $           --   $           --   $           --
    Class E Principal                            $           --    $           --   $           --   $           --   $           --
7.  To Reserve Account for Requirement per
     Indenture Agreement Section 3.08
     (Provided no Amortization Event)            $           --    $           --   $           --   $           --   $           --
8.  To Issuer-Residual Principal and Interest
     and Reserve Account Distribution
    a) Residual Interest
        (Provided no Restricting or
        Amortization Event in effect)            $           --    $           --   $           --   $           --   $           --
    b) Residual Principal
        (Provided no Restricting or
        Amortization Event in effect)            $           --    $           --   $           --   $           --   $           --
    c) Reserve Account Distribution
        (Provided no Restricting or
        Amortization Event in effect)            $           --    $           --   $           --   $           --   $           --
                                                 -----------------------------------------------------------------------------------
TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH        $   607,607.80    $   604,102.72   $   603,507.98   $   586,165.86   $   613,705.02
                                                 ===================================================================================
CUMULATIVE AMOUNT OF TOTAL FUNDS DISTRIBUTED                       $ 1,211,710.51   $ 1,815,218.49   $ 2,401,384.35   $ 3,015,089.37
                                                                   =================================================================
End of Period Collection Account Balance
(Includes Payments in Advance &
Restricting Event Funds (If any))                $           --    $           --   $           --   $           --   $           --
                                                 ===================================================================================

*Pursuant to the Settlement Agreement, the servicer reimbursed the trustee for substantially all trustee fees and expenses except for the amounts noted above.

                                                 ----------------------------------------------------------------
                                                                      Aggregate
                                                   Feb Report          Amounts        Previously      Net Amount
                                                  for January        of Sept-Feb     Distributed     to Transfer
                                                    Activity           Reports        by Trustee      on Feb. 27
                                                 -----------------------------------------------------------------
I.  RECONCILIATION OF COLLECTION ACCOUNT:
End of Period Collection Account Balance as of
 Prior Payment Date:                             $           --    $   238,292.67
Available Funds:
      Contract payments received in this period  $ 1,959,703.47    $14,530,359.94
      Sales, Use and Property Tax, Maintenance,
       Late Charges                              $    61,442.29    $   379,269.20
      Prepayment Amount related to early
       termination in this period                $ 3,116,815.72    $ 3,315,310.55
      August Collections distributed on August
       payment dates                             $           --    $  (151,714.00)
      Proceeds received from recoveries on
       previously Defaulted Contracts            $           --    $           --
      Transfer from Reserve Account              $ 4,106,748.78    $ 4,121,308.50
      Interest Earned on Collection Account      $     6,591.94    $    22,788.82
      Interest Earned on Affiliated SPG Account  $     1,113.09    $     3,381.08
      Amounts paid per Contribution & Servicing
       Agreement Section 7.01 - Substitution     $           --    $           --
      Amounts paid under Insurance Policies      $           --    $           --
      Any other amounts - Misapplied Cash        $           --    $  (173,140.00)
      Unreconciled Cash Shortfall                $   (47,330.06)   $   (47,330.06)
                                                 --------------------------------
      Total Available Funds                      $ 9,205,085.23    $22,238,526.70
      Less Amounts to be Retained in Collection
       Account                                   $           --    $           --
                                                 --------------------------------
      AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH  $ 9,205,085.23    $22,238,526.70
                                                 ================================
      CUMULATIVE AMOUNT TO BE DISTRIBUTED        $22,238,526.70
                                                 ==============
DISTRIBUTION OF FUNDS:
1.  To Trustee-Fees & Expenses                   $    12,295.11   $    12,295.11   $           --   $    12,295.11
2.  To Servicer, any unreimbursed
     Nonrecoverable Advances or Servicer
     Advances                                    $ 1,281,363.04   $ 1,281,363.04   $ 1,281,363.04   $           --
3.  To Servicer, Tax, Maintenance, Late Charges  $    58,514.31   $   376,341.22   $   317,826.91   $    58,514.31
4.  To Servicer, Servicing Fee and other
     Servicing Compensations                     $    13,105.22   $   165,760.05   $   152,654.83   $    13,105.22
5.  To USBank Portfolio Services as Successor
     Servicer                                    $    16,033.20   $    16,033.20   $           --   $    16,033.20
6.  To Noteholders
    Class A1 Interest                            $           --   $           --                    $           --
    Class A2 Interest                            $           --   $           --                    $           --
    Class A3 Interest                            $           --   $           --                    $           --
    Class A4 Interest                            $   455,611.05   $ 2,733,666.31   $ 2,733,666.31   $         0.00
    Class B Interest                             $     7,708.24   $    46,249.41   $    46,249.41   $         0.00
    Class C Interest                             $    15,732.96   $    94,397.78   $    94,397.78   $         0.00
    Class D Interest                             $    11,194.38   $    67,166.31   $    67,166.31   $        (0.00)
    Class E Interest                             $    18,674.89   $   112,049.35   $   112,049.35   $        (0.00)
    Class A1 Principal                           $           --   $           --   $           --   $           --
    Class A2 Principal
     (distributed after A1 Note matures)         $           --   $           --   $           --   $           --
    Class A3 Principal
     (distributed after A2 Note matures)         $           --   $           --   $           --   $           --
    Class A4 Principal
     (distributed after A3 Note matures)         $17,333,204.92   $17,333,204.92                    $17,333,204.92
    Class B Principal                            $           --   $           --   $           --   $           --
    Class C Principal                            $           --   $           --   $           --   $           --
    Class D Principal                            $           --   $           --   $           --   $           --
    Class E Principal                            $           --   $           --   $           --   $           --
7.  To Reserve Account for Requirement per
     Indenture Agreement Section 3.08
     (Provided no Amortization Event)            $           --   $           --   $           --   $           --
8.  To Issuer-Residual Principal and Interest
     and Reserve Account Distribution
    a) Residual Interest
        (Provided no Restricting or
        Amortization Event in effect)            $           --   $           --   $           --   $           --
    b) Residual Principal
        (Provided no Restricting or
        Amortization Event in effect)            $           --   $           --   $           --   $           --
    c) Reserve Account Distribution
        (Provided no Restricting or
        Amortization Event in effect)            $           --   $           --   $           --   $           --
                                                 -----------------------------------------------------------------
TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH        $19,223,437.33   $22,238,526.70   $ 4,805,373.94   $17,433,152.76
                                                 =================================================================
CUMULATIVE AMOUNT OF TOTAL FUNDS DISTRIBUTED     $22,238,526.70
                                                 ===============================
End of Period Collection Account Balance
(Includes Payments in Advance &
Restricting Event Funds (If any))                $           --   $           --
                                                 ===============================

*Pursuant to the Settlement Agreement, the servicer reimbursed the trustee for substantially all trustee fees and expenses except for the amounts noted above.

                                                 -----------------------------------------------------------------------------------
                                                  Sept Report        Oct Report       Nov Report       Dec Report       Jan Report
                                                  for  August      for September     for October      for November     for December
                                                    Activity          Activity         Activity         Activity         Activity
                                                 -----------------------------------------------------------------------------------
II. RESERVE ACCOUNT
Beginning Balance                                $ 4,104,190.93    $ 4,104,190.93   $ 4,104,190.93   $ 4,104,190.93   $ 4,104,190.93
 -Add Investment Earnings                        $     2,955.73    $     2,874.14   $     2,926.31   $     2,839.38   $     2,964.16
 -Add Transfer from Certificate Account
 (To Satisfy Reserve Account Requirement)        $           --    $           --   $           --   $           --   $           --
 -Less Distribution to Certificate Account       $     2,955.73    $     2,874.14   $     2,926.31   $     2,839.38   $     2,964.16
                                                 -----------------------------------------------------------------------------------
End of Period Balance                            $ 4,104,190.93    $ 4,104,190.93   $ 4,104,190.93   $ 4,104,190.93   $ 4,104,190.93
                                                 ===================================================================================
Reserve Account Requirement
 (Lesser of: (i) Initial Reserve Account
 Required Amount, or (ii) Sum of Class A,
 Class B, Class C, Class D, and Class E
 Note Balances (Provided no Amortization
 Event))                                         $ 4,104,190.93    $ 4,104,190.93   $ 4,104,190.93   $ 4,104,190.93   $ 4,104,190.93

                                                 --------------

                                                   Feb Report
                                                  for January
                                                    Activity
                                                 --------------
II. RESERVE ACCOUNT
Beginning Balance                                $ 4,104,190.93
 -Add Investment Earnings                        $     2,557.85
 -Add Transfer from Certificate Account
 (To Satisfy Reserve Account Requirement)        $           --
 -Less Distribution to Certificate Account       $ 4,106,748.78
                                                 --------------
End of Period Balance                            $           --
                                                 ==============
Reserve Account Requirement
 (Lesser of: (i) Initial Reserve Account
 Required Amount, or (ii) Sum of Class A,
 Class B, Class C, Class D, and Class E
 Note Balances (Provided no Amortization
 Event))                                         $           --

                      DVI Receivables XII, L.L.C., 2000-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004


                                                  Sept Report      Oct Report       Nov Report       Dec Report       Jan Report
                                                  for August     for September     for October      for November     for December
                                                   Activity         Activity         Activity         Activity         Activity
                                                --------------   --------------   --------------   --------------   --------------
III. CLASS A NOTE AGGREGATE PRINCIPAL BALANCE
     Beginning Aggregate Principal Balance of
       the Class A Notes                        $76,842,341.84   $76,842,341.84   $76,842,341.84   $76,842,341.84   $76,842,341.84

     Class A Overdue Interest, If Any           $           --   $           --   $           --   $           --   $           --
     Class A Monthly Interest                   $   455,611.05   $   455,611.05   $   455,611.05   $   455,611.05   $   455,611.05
     Class A Overdue Principal, If Any          $           --   $           --   $           --   $           --   $           --
     Class A Monthly Principal                  $           --   $           --   $           --   $           --   $           --
                                                ----------------------------------------------------------------------------------

                                                ----------------------------------------------------------------------------------
     Ending Aggregate Principal Balance of
       the Class A Notes                        $76,842,341.84   $76,842,341.84   $76,842,341.84   $76,842,341.84   $76,842,341.84
                                                ==================================================================================


                                                    Feb Report
                                                   for January
                                                     Activity
                                                  --------------
III. CLASS A NOTE AGGREGATE PRINCIPAL BALANCE
     Beginning Aggregate Principal Balance of
       the Class A Notes                          $76,842,341.84

     Class A Overdue Interest, If Any             $           --
     Class A Monthly Interest                     $   455,611.05
     Class A Overdue Principal, If Any            $           --
     Class A Monthly Principal                    $17,333,204.92
                                                ----------------

                                                ----------------
     Ending Aggregate Principal Balance of
       the Class A Notes                          $59,509,136.92
                                                ================



                                                 Sept Report     Oct Report       Nov Report     Dec Report       Jan Report
                                                 for August     for September    for October    for November     for December
                                                  Activity        Activity        Activity        Activity         Activity
                                               --------------  --------------  -------------   -------------    -------------
IV.  CLASS A NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the Class
       A Notes
         Class A1                              $           --  $           --  $           --  $           --  $           --
         Class A2                              $           --  $           --  $           --  $           --  $           --
         Class A3                              $           --  $           --  $           --  $           --  $           --
         Class A4                              $76,842,341.84  $76,842,341.84  $76,842,341.84  $76,842,341.84  $76,842,341.84
                                               ------------------------------------------------------------------------------
                                               $76,842,341.84  $76,842,341.84  $76,842,341.84  $76,842,341.84  $76,842,341.84
     Class A Monthly Interest
         Class A1 (Actual Number Days/360)     $           --  $           --  $           --  $           --  $           --
         Class A2                              $           --  $           --  $           --  $           --  $           --
         Class A3                              $           --  $           --  $           --  $           --  $           --
         Class A4                              $   455,611.05  $   455,611.05  $   455,611.05  $   455,611.05  $   455,611.05

     Class A Monthly Principal
         Class A1                              $           --  $           --  $           --  $           --  $           --
         Class A2                              $           --  $           --  $           --  $           --  $           --
         Class A3                              $           --  $           --  $           --  $           --  $           --
         Class A4                              $           --  $           --  $           --  $           --  $           --
                                               ------------------------------------------------------------------------------
                                               $           --  $           --  $           --  $           --  $           --
     Ending Principal Balance of the Class A
       Notes
         Class A1                              $           --  $           --  $           --  $           --  $           --
         Class A2                              $           --  $           --  $           --  $           --  $           --
         Class A3                              $           --  $           --  $           --  $           --  $           --
         Class A4              CUSIP 23334YAD6 $76,842,341.84  $76,842,341.84  $76,842,341.84  $76,842,341.84  $76,842,341.84
                                               ------------------------------------------------------------------------------
                                               $76,842,341.84  $76,842,341.84  $76,842,341.84  $76,842,341.84  $76,842,341.84
                                               ==============================================================================

     Class A4

     Interest Paid           Original Face
     Per $1,000              $85,804,000             5.3099046      5.3099046       5.3099046       5.3099046       5.3099046

     Principal Paid          Original Face
     Per $1,000              $85,804,000             0.0000000      0.0000000       0.0000000       0.0000000       0.0000000
     Ending Principal        Balance Factor          0.8955566      0.8955566       0.8955566       0.8955566       0.8955566



                                                 Feb Report
                                                for January
                                                  Activity
                                               --------------
IV.  CLASS A NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the Class
       A Notes
         Class A1                              $           --
         Class A2                              $           --
         Class A3                              $           --
         Class A4                              $76,842,341.84
                                               --------------
                                               $76,842,341.84
     Class A Monthly Interest
         Class A1 (Actual Number Days/360)     $           --
         Class A2                              $           --
         Class A3                              $           --
         Class A4                              $   455,611.05

     Class A Monthly Principal
         Class A1                              $           --
         Class A2                              $           --
         Class A3                              $           --
         Class A4                              $17,333,204.92
                                               --------------
                                               $17,333,204.92
     Ending Principal Balance of the Class A
       Notes
         Class A1                              $           --
         Class A2                              $           --
         Class A3                              $           --
         Class A4              CUSIP 23334YAD6 $59,509,136.92
                                               --------------
                                               $59,509,136.92
                                               ==============

     Class A4

     Interest Paid           Original Face
     Per $1,000              $85,804,000            5.3099046

     Principal Paid          Original Face
     Per $1,000              $85,804,000          202.0092877
     Ending Principal        Balance Factor         0.6935474




                                                 Sept Report     Oct Report       Nov Report     Dec Report       Jan Report
                                                 for August     for September    for October    for November     for December
                                                  Activity        Activity        Activity        Activity         Activity
                                               --------------  --------------  -------------   -------------    -------------
V.  CLASS B NOTE PRINCIPAL
       BALANCE                 CUSIP 23334YAE4
     Beginning Principal Balance of the Class
       B Notes                                 $ 1,309,625.15  $ 1,309,625.15  $ 1,309,625.15  $ 1,309,625.15  $ 1,309,625.15

     Class B Overdue Interest, If Any          $           --  $           --  $           --  $           --  $           --
     Class B Monthly Interest                  $     7,708.24  $     7,708.24  $     7,708.24  $     7,708.24  $     7,708.24
     Class B Overdue Principal, If Any         $           --  $           --  $           --  $           --  $           --
     Class B Monthly Principal                 $           --  $           --  $           --  $           --  $           --
                                               -------------------------------------------------------------------------------

                                               -------------------------------------------------------------------------------
     Ending Principal Balance of the
       Class B Notes                           $ 1,309,625.15  $ 1,309,625.15  $ 1,309,625.15  $ 1,309,625.15  $ 1,309,625.15
                                               ===============================================================================
     Interest Paid Per $1,000   Original Face
                                  $4,104,000        1.8782250       1.8782250       1.8782250       1.8782250       1.8782250
     Principal Paid Per $1,000  Original Face
                                  $4,104,000        0.0000000       0.0000000       0.0000000       0.0000000       0.0000000
     Ending Principal           Balance Factor      0.3191094       0.3191094       0.3191094       0.3191094       0.3191094


                                                 Feb Report
                                                for January
                                                  Activity
                                               --------------

V.  CLASS B NOTE PRINCIPAL
       BALANCE                 CUSIP 23334YAE4
     Beginning Principal Balance of the Class
       B Notes                                 $ 1,309,625.15

     Class B Overdue Interest, If Any          $           --
     Class B Monthly Interest                  $     7,708.24
     Class B Overdue Principal, If Any         $           --
     Class B Monthly Principal                 $           --
                                               --------------

                                               --------------
     Ending Principal Balance of the
       Class B Notes                           $ 1,309,625.15
                                               ==============

     Interest Paid Per $1,000   Original Face
                                  $4,104,000        1.8782250
     Principal Paid Per $1,000  Original Face
                                  $4,104,000        0.0000000
     Ending Principal           Balance Factor      0.3191094





                                                 Sept Report     Oct Report      Nov Report     Dec Report       Jan Report
                                                 for August     for September   for October    for November     for December
                                                  Activity        Activity       Activity        Activity         Activity
                                               --------------  --------------  -------------   -------------    -------------

VI. CLASS C NOTE PRINCIPAL
      BALANCE                 CUSIP 23334YAF1
    Beginning Principal Balance of the
      Class C Notes                            $ 2,619,250.33  $ 2,619,250.33  $ 2,619,250.33  $ 2,619,250.33  $ 2,619,250.33

    Class C Overdue Interest, If Any           $           --  $           --  $           --  $           --  $           --
    Class C Monthly Interest                   $    15,732.96  $    15,732.96  $    15,732.96  $    15,732.96  $    15,732.96
    Class C Overdue Principal, If Any          $           --  $           --  $           --  $           --  $           --
    Class C Monthly Principal                  $           --  $           --  $           --  $           --  $           --
                                               ------------------------------------------------------------------------------

                                               ------------------------------------------------------------------------------
    Ending Principal Balance of the
      Class C Notes                            $ 2,619,250.33  $ 2,619,250.33  $ 2,619,250.33  $ 2,619,250.33  $ 2,619,250.33
                                               ==============================================================================
    Interest Paid Per $1,000  Original Face
                               $8,208,000           1.9167841       1.9167841       1.9167841       1.9167841       1.9167841
    Principal Paid Per $1,000 Original Face
                               $8,208,000           0.0000000       0.0000000       0.0000000       0.0000000       0.0000000
    Ending Principal          Balance Factor        0.3191094       0.3191094       0.3191094       0.3191094       0.3191094


                                                 Feb Report
                                                for January
                                                  Activity
                                                --------------

VI. CLASS C NOTE PRINCIPAL
      BALANCE                 CUSIP 23334YAF1
    Beginning Principal Balance of the
      Class C Notes                             $ 2,619,250.33

    Class C Overdue Interest, If Any            $           --
    Class C Monthly Interest                    $    15,732.96
    Class C Overdue Principal, If Any           $           --
    Class C Monthly Principal                   $           --
                                                --------------

                                                --------------
    Ending Principal Balance of the
      Class C Notes                             $ 2,619,250.33
                                                ==============
    Interest Paid Per $1,000  Original Face
                               $8,208,000            1.9167841
    Principal Paid Per $1,000 Original Face
                               $8,208,000            0.0000000
    Ending Principal          Balance Factor         0.3191094

                       DVI Receivables XII, L.L.C. 2000-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004


                                                 ----------------------------------------------------------------------------------
                                                   Sept Report      Oct Report       Nov Report       Dec Report       Jan Report
                                                   for August      for September    for October      for November    for December
                                                    Activity         Activity         Activity         Activity         Activity
                                                 ----------------------------------------------------------------------------------
VII.  CLASS D NOTE PRINCIPAL BALANCE
        CUSIP 23334YAG9
      Beginning Principal Balance of the
        Class D Notes                            $ 1,746,166.88   $ 1,746,166.88   $ 1,746,166.88   $ 1,746,166.88   $ 1,746,166.88
      Class D Overdue Interest, If Any           $           --   $           --   $           --   $           --   $           --
      Class D Monthly Interest                   $    11,194.38   $    11,194.38   $    11,194.38   $    11,194.38   $    11,194.38
      Class D Overdue Principal, If Any          $           --   $           --   $           --   $           --   $           --
      Class D Monthly Principal                  $           --   $           --   $           --   $           --   $           --
                                                 ----------------------------------------------------------------------------------
      Ending Principal Balance of the Class D
        Notes                                    $ 1,746,166.88   $ 1,746,166.88   $ 1,746,166.88   $ 1,746,166.88   $ 1,746,166.88
                                                 ==================================================================================

      Interest Paid Per $1,000
        Original Face $5,472,000                      2.0457575        2.0457575        2.0457575        2.0457575        2.0457575
      Principal Paid Per $1,000
        Original Face $5,472,000                      0.0000000        0.0000000        0.0000000        0.0000000        0.0000000
      Ending Principal
        Balance Factor                                0.3191094        0.3191094        0.3191094        0.3191094        0.3191094

                                                --------------

                                                 Feb Report
                                                 for January
                                                   Activity
                                                --------------
VII.  CLASS D NOTE PRINCIPAL BALANCE
        CUSIP 23334YAG9
      Beginning Principal Balance of the
        Class D Notes                           $ 1,746,166.88
      Class D Overdue Interest, If Any          $           --
      Class D Monthly Interest                  $    11,194.38
      Class D Overdue Principal, If Any         $           --
      Class D Monthly Principal                 $           --
                                                --------------

      Ending Principal Balance of the Class D
        Notes                                   $ 1,746,166.88
                                                ==============

      Interest Paid Per $1,000
        Original Face $5,472,000                     2.0457575
      Principal Paid Per $1,000
        Original Face $5,472,000                     0.0000000
      Ending Principal
        Balance Factor                               0.3191094



                                                 ----------------------------------------------------------------------------------
                                                   Sept Report      Oct Report       Nov Report       Dec Report       Jan Report
                                                   for August      for September    for October      for November    for December
                                                    Activity         Activity         Activity         Activity         Activity
                                                 ----------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE
        CUSIP 23334YAH7

      Beginning Principal Balance of the Class
       E Notes                                   $ 2,182,708.59   $ 2,182,708.59   $ 2,182,708.59   $ 2,182,708.59   $ 2,182,708.59
      Class E Overdue Interest, If Any           $           --   $           --   $           --   $           --   $           --
      Class E Monthly Interest                   $    18,674.89   $    18,674.89   $    18,674.89   $    18,674.89   $    18,674.89
      Class E Overdue Principal, If Any          $           --   $           --   $           --   $           --   $           --
                                                 ----------------------------------------------------------------------------------
      Class E Monthly Principal                  $           --   $           --   $           --   $           --   $           --
                                                 ==================================================================================


      Ending Principal Balance of the Class E
       Notes                                     $ 2,182,708.59   $ 2,182,708.59   $ 2,182,708.59   $ 2,182,708.59   $ 2,182,708.59
      Interest Paid Per $1,000
       Original Face $6,840,000                       2.7302472        2.7302472        2.7302472        2.7302472        2.7302472
      Principal Paid Per $1,000
       Original Face $6,840,000                       0.0000000        0.0000000        0.0000000        0.0000000        0.0000000
      Ending Principal
       Balance Factor                                 0.3191094        0.3191094        0.3191094        0.3191094        0.3191094


                                                --------------

                                                 Feb Report
                                                 for January
                                                   Activity
                                                --------------

VIII. CLASS E NOTE PRINCIPAL BALANCE
        CUSIP 23334YAH7

      Beginning Principal Balance of the Class
       E Notes                                  $ 2,182,708.59
      Class E Overdue Interest, If Any          $           --
      Class E Monthly Interest                  $    18,674.89
      Class E Overdue Principal, If Any         $           --
                                                --------------
      Class E Monthly Principal                 $           --
                                                ==============


      Ending Principal Balance of the Class E
       Notes                                    $ 2,182,708.59
      Interest Paid Per $1,000
       Original Face $6,840,000                      2.7302472
      Principal Paid Per $1,000
       Original Face $6,840,000                      0.0000000
      Ending Principal
       Balance Factor                                0.3191094



                                                 ----------------------------------------------------------------------------------
                                                   Sept Report      Oct Report       Nov Report       Dec Report       Jan Report
                                                   for August      for September    for October      for November    for December
                                                    Activity         Activity         Activity         Activity         Activity
                                                 ----------------------------------------------------------------------------------


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

      Beginning Residual Principal Balance       $ 2,620,979.23   $ 2,620,979.23   $ 2,620,979.23   $ 2,620,979.23   $ 2,620,979.23
      Residual Interest                          $           --   $           --   $           --   $           --   $           --
      Residual Principal                         $           --   $           --   $           --   $           --   $           --
                                                 ----------------------------------------------------------------------------------
     Ending Residual Principal Balance           $ 2,620,979.23   $ 2,620,979.23   $ 2,620,979.23   $ 2,620,979.23   $ 2,620,979.23
                                                 ==============   ==============   ==============   ==============   ==============


                                                --------------

                                                 Feb Report
                                                 for January
                                                   Activity
                                                --------------


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

      Beginning Residual Principal Balance      $ 2,620,979.23
      Residual Interest                         $           --
      Residual Principal                        $           --
                                                --------------
     Ending Residual Principal Balance          $ 2,620,979.23
                                                ==============


                                                 ----------------------------------------------------------------------------------
                                                   Sept Report      Oct Report       Nov Report       Dec Report       Jan Report
                                                   for August      for September    for October      for November    for December
                                                    Activity         Activity         Activity         Activity         Activity
                                                 ----------------------------------------------------------------------------------


X.   PAYMENT TO SERVICER

     -Collection period Servicer Fee             $    32,745.40   $    31,617.39   $    30,480.72   $    29,426.63   $    28,384.69

     -Servicer Advance Reimbursement             $           --   $           --   $           --                    $           --

     -Less Netting Amount                        $           --   $           --   $           --   $           --   $           --

     -Tax, Maintenance, Late Charges, Bank
       Interest, and other amounts               $    65,940.87   $    63,563.80   $    64,105.73   $    47,817.70   $    76,398.81
                                                 ----------------------------------------------------------------------------------
     Total amounts due to Servicer               $    98,686.27   $    95,181.19   $    94,586.45   $    77,244.33   $   104,783.50
                                                 ==================================================================================


                                                -------------------------------
                                                                    Aggregate
                                                 Feb Report          Amounts
                                                 for January      of Sept - Feb
                                                   Activity          Reports
                                                -------------------------------


X.   PAYMENT TO SERVICER

     -Collection period Servicer Fee            $    26,210.44   $   178,865.27

     -Servicer Advance Reimbursement            $ 1,451,565.76   $ 1,451,565.76

     -Less Netting Amount                       $  (170,202.72)  $  (170,202.72)

     -Tax, Maintenance, Late Charges, Bank
       Interest, and other amounts              $    61,442.29   $   379,269.20
                                                -------------------------------
     Total amounts due to Servicer              $ 1,369,015.77   $ 1,839,497.51
                                                ===============================



                                                 ----------------------------------------------------------------------------------
                                                   Sept Report      Oct Report       Nov Report       Dec Report       Jan Report
                                                   for August      for September    for October      for November    for December
                                                    Activity         Activity         Activity         Activity         Activity
                                                 ----------------------------------------------------------------------------------


XI.  AGGREGATE DISCOUNTED CONTRACT BALANCE
     POOL A
     Aggregate Discounted Contract Balance,
       as defined in Indenture Agreement, at
       the beginning of the related
       Collection Period                         $68,603,608.00   $68,569,755.15   $67,273,405.44   $65,395,593.93   $64,245,705.60

     Aggregate Discounted Contract Balance of
       Additional Contracts acquired during
       Collection Period                         $           --   $           --   $           --   $           --   $           --

     Decline in Aggregate Discounted Contract
       Balance                                   $    33,852.85   $ 1,296,349.71   $ 1,877,811.51   $ 1,149,888.33   $ 3,635,655.27
                                                 ----------------------------------------------------------------------------------
     Aggregate Discounted Contract Balance,
       as defined in Indenture Agreement, at the
       ending of the related Collection Period   $68,569,755.15   $67,273,405.44   $65,395,593.93   $64,245,705.60   $60,610,050.33
                                                 ==================================================================================

     Components of Decline in Aggregate
       Discounted Contract Balance:
       - Principal portion of Contract
         Payments and Servicer Advances          $  (141,331.06)  $ 1,293,369.92   $ 1,850,629.13   $ 1,122,032.45   $ 1,501,060.29

       - Principal portion of Prepayment
         Amounts                                 $           --   $     2,979.79   $    27,182.38   $    20,728.46   $           --

       - Principal portion of Contracts
         repurchased under Indenture Agreement
         Section 4.02                            $           --   $           --   $           --   $           --   $           --

       - Aggregate Discounted Contract Balance
         of Contracts that have become
         Defaulted Contracts during the
         Collection Period                       $   175,183.91   $           --   $           --   $     7,127.42   $ 2,134,594.98

       - Aggregate Discounted Contract Balance
         of Substitute Contracts added during
         Collection Period                       $           --   $           --   $           --   $           --   $           --

       - Aggregate Discounted Contract Balance
         of Predecessor Contracts withdrawn
         during Collection Period                $           --   $           --   $           --   $           --   $           --
                                                 ----------------------------------------------------------------------------------
           Total Decline in Aggregate
            Discounted Contract Balance          $    33,852.85   $ 1,296,349.71   $ 1,877,811.51   $ 1,149,888.33   $ 3,635,655.27
                                                 ==================================================================================

     POOL B
     Aggregate Discounted Contract Balance, as
       defined in Indenture Agreement, at the
       beginning of the related Collection
       Period                                    $18,717,463.94   $18,552,488.24   $17,713,344.52   $17,005,126.32   $16,425,472.85

     Aggregate Discounted Contract Balance of
       Additional Contracts acquired during
       Collection Period                         $           --   $           --   $           --   $           --   $           --

     Decline in Aggregate Discounted Contract
       Balance                                   $   164,975.70   $   839,143.72   $   708,218.20   $   579,653.47   $ 2,799,696.09
                                                 ----------------------------------------------------------------------------------
     Aggregate Discounted Contract Balance,
       as defined in Indenture Agreement, at
       the ending of the related Collection
       Period                                    $18,552,488.24   $17,713,344.52   $17,005,126.32   $16,425,472.85   $13,625,776.76
                                                 ==================================================================================

     Components of Decline in Aggregate
         Discounted Contract Balance:
       - Principal portion of Contract
         Payments and Servicer Advances          $   164,975.70   $   655,353.29   $   659,592.85   $   570,745.75   $   634,430.69

       - Principal portion of Prepayment
         Amounts                                 $           --   $    81,215.98   $    48,625.35   $           --   $    16,503.85

       - Principal portion of Contracts
         repurchased under Indenture Agreement
         Section 4.02                            $           --   $           --   $           --   $           --   $           --

       - Aggregate Discounted Contract Balance
         of Contracts that have become
         Defaulted Contracts during the
         Collection Period                       $           --   $   102,574.45   $           --   $     8,907.72   $ 2,148,761.56

       - Aggregate Discounted Contract Balance
         of Substitute Contracts added
         during Collection Period                $           --   $           --   $           --   $           --   $           --

       - Aggregate Discounted Contract Balance
         of Predecessor Contracts withdrawn
         during Collection Period                $           --   $           --   $           --   $           --   $           --
                                                 ----------------------------------------------------------------------------------
              Total Decline in Aggregate
                Discounted Contract Balance      $   164,975.70   $   839,143.72   $   708,218.20   $   579,653.47   $ 2,799,696.09
                                                 ==================================================================================

     AGGREGATE DISCOUNTED CONTRACT BALANCE
       AT THE END OF THE RELATED COLLECTION
       PERIOD                                    $87,122,243.39   $84,986,749.95   $82,400,720.24   $80,671,178.45   $74,235,827.09
                                                 ==================================================================================


                                                --------------

                                                 Feb Report
                                                 for January
                                                   Activity
                                                --------------


XI.  AGGREGATE DISCOUNTED CONTRACT BALANCE
     POOL A
     Aggregate Discounted Contract Balance,
       as defined in Indenture Agreement, at
       the beginning of the related
       Collection Period                        $60,610,050.33

     Aggregate Discounted Contract Balance of
       Additional Contracts acquired during
       Collection Period                        $           --

     Decline in Aggregate Discounted Contract
       Balance                                  $ 12,772,136.17
                                                ---------------
     Aggregate Discounted Contract Balance,
       as defined in Indenture Agreement, at
       the ending of the related Collection
       Period                                   $47,837,914.17
                                                ==============

     Components of Decline in Aggregate
       Discounted Contract Balance:
       - Principal portion of Contract
         Payments and Servicer Advances         $   159,836.65

       - Principal portion of Prepayment
         Amounts                                $ 3,089,158.24

       - Principal portion of Contracts
         repurchased under Indenture Agreement
         Section 4.02                           $           --

       - Aggregate Discounted Contract Balance
         of Contracts that have become
         Defaulted Contracts during the
         Collection Period                      $ 9,523,141.28

       - Aggregate Discounted Contract Balance
         of Substitute Contracts added during
         Collection Period                      $           --

       - Aggregate Discounted Contract Balance
         of Predecessor Contracts withdrawn
         during Collection Period               $           --
                                                --------------
           Total Decline in Aggregate
            Discounted Contract Balance         $12,772,136.17
                                                ==============

     POOL B
     Aggregate Discounted Contract Balance, as
       defined in Indenture Agreement, at the
       beginning of the related Collection
       Period                                   $13,625,776.76

     Aggregate Discounted Contract Balance of
       Additional Contracts acquired during
       Collection Period                        $           --

     Decline in Aggregate Discounted Contract
       Balance                                  $ 1,319,186.04
                                                --------------

     Aggregate Discounted Contract Balance,
       as defined in Indenture Agreement, at
       the ending of the related Collection
       Period                                   $12,306,590.72
                                                ==============

     Components of Decline in Aggregate
         Discounted Contract Balance:
       - Principal portion of Contract
         Payments and Servicer Advances         $  (196,934.88)

       - Principal portion of Prepayment
         Amounts                                $     7,888.00

       - Principal portion of Contracts
         repurchased under Indenture Agreement
         Section 4.02                           $           --

       - Aggregate Discounted Contract Balance
         of Contracts that have become
         Defaulted Contracts during the
         Collection Period                      $ 1,508,232.92

       - Aggregate Discounted Contract Balance
         of Substitute Contracts added
         during Collection Period               $           --

       - Aggregate Discounted Contract Balance
         of Predecessor Contracts withdrawn
         during Collection Period               $           --

              Total Decline in Aggregate
                Discounted Contract Balance     $ 1,319,186.04
                                                --------------

     AGGREGATE DISCOUNTED CONTRACT BALANCE
       AT THE END OF THE RELATED COLLECTION
       PERIOD                                   $60,144,504.89
                                                ==============


                       DVI Receivables XII, L.L.C. 2000-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

                                                   -------------------------------------------------------------------------

                                                     Sept Report         Oct Report        Nov Report          Dec Report
                                                      for August       for September       for October       for November
                                                       Activity           Activity          Activity            Activity
                                                   -------------------------------------------------------------------------
XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

     Lease #
     -----------------------------------------
     (See EXHIBIT A)
                       Pool A Total Discounted
                        Present Value              $    175,183.91    $    175,183.91    $    175,183.91    $    182,311.33
                       Pool B Total Discounted
                        Present Value              $            --    $    102,574.45    $    102,574.45    $    111,482.17

     a)  Discounted Contract Balances of
         all Defaulted Contracts                   $    175,183.91    $    277,758.36    $    277,758.36    $    293,793.50
     b)  ADCB at Closing Date                      $273,612,728.90    $273,612,728.90    $273,612,728.90    $273,612,728.90
     c)  (Cannot Exceed 6% over the Life
         of the Pool)                                         0.06%              0.10%              0.10%              0.11%

                                                   ------------------------------------

                                                      Jan Report         Feb Report
                                                     for December       for January
                                                       Activity            Activity
                                                   ------------------------------------
XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

     Lease #
     -----------------------------------------
     (See EXHIBIT A)
                       Pool A Total Discounted
                        Present Value              $  2,316,906.31    $ 11,840,047.59
                       Pool B Total Discounted
                        Present Value              $  2,260,243.73    $  3,768,476.65

     a)  Discounted Contract Balances of
         all Defaulted Contracts                   $  4,577,150.04    $ 15,608,524.24
     b)  ADCB at Closing Date                      $273,612,728.90    $273,612,728.90
     c)  (Cannot Exceed 6% over the Life
         of the Pool)                                         1.67%              5.70%


* The amount used as the Discounted Contract Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $1,451,565.76 have been reimbursed to DVI Financial Services, Inc. in accordance with the terms of the Settlement Agreement.

                                                   -------------------------------------------------------------------------

                                                     Sept Report         Oct Report        Nov Report          Dec Report
                                                      for August       for September       for October       for November
                                                       Activity           Activity          Activity            Activity
                                                   -------------------------------------------------------------------------
XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS
      REPURCHASED
      Pool A
      Repurchases                                  $  6,674,022.12    $  6,674,022.12    $  6,674,022.12    $  6,674,022.12
      Substitutions                                $  5,929,947.88    $  5,929,947.88    $  5,929,947.88    $  5,929,947.88

      Pool B
      Repurchases                                  $  1,268,224.06    $  1,268,224.06    $  1,268,224.06    $  1,268,224.06
      Substitutions                                $  4,770,073.25    $  4,770,073.25    $  4,770,073.25    $  4,770,073.25

                                                   ----------------------------------------------------------------------------
          Total                                    $ 18,642,267.31    $ 18,642,267.31    $ 18,642,267.31    $ 18,642,267.31

      a)  Discounted Contract Balances of all
          Delinquent Contracts Repurchased         $ 18,642,267.31    $ 18,642,267.31    $ 18,642,267.31    $ 18,642,267.31
      b)  ADCB at Closing Date                     $273,612,728.90    $273,612,728.90    $273,612,728.90    $273,612,728.90
      c)  (Cannot Exceed 15% over the Life of
          the Pool)                                           6.81%              6.81%              6.81%              6.81%

                                                   -----------------------------------

                                                      Jan Report         Feb Report
                                                     for December       for January
                                                       Activity            Activity
                                                   -----------------------------------
XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS
      REPURCHASED
      Pool A
      Repurchases                                  $  6,674,022.12    $  6,674,022.12
      Substitutions                                $  5,929,947.88    $  5,929,947.88

      Pool B
      Repurchases                                  $  1,268,224.06    $  1,268,224.06
      Substitutions                                $  4,770,073.25    $  4,770,073.25

                                                   ----------------------------------
          Total                                    $ 18,642,267.31    $ 18,642,267.31

      a)  Discounted Contract Balances of all
          Delinquent Contracts Repurchased         $ 18,642,267.31    $ 18,642,267.31
      b)  ADCB at Closing Date                     $273,612,728.90    $273,612,728.90
      c)  (Cannot Exceed 15% over the Life of
          the Pool)                                           6.81%              6.81%




----------------------------------------------------------------------------------------------------------

XIV. CUMULATIVE DETAIL OF SUBSTITUTED
     CONTRACTS-PREPAYMENTS (POOL A)
                                                                                            Predecessor
                                                      Discounted        Predecessor         Discounted
     Lease #                                         Present Value        Lease #          Present Value
     -----------------------------------------------------------------------------------------------------
     NONE

                                   Totals:             $  --                             $             --

     a) Discounted Contract Balances of All
        Prepaid Contracts                                                                $             --
     b) ADCB of Pool A at Closing Date                                                   $ 186,735,373.96
     c) (Cannot Exceed 10% Over the Life of
        the Pool)                                                                                    0.00%

     Data for Current Reporting Period
     Substitutions
     -----------------------------------------
     a) Total Discounted Contract Balance of
        Predecessor Receivables                                            $  --
     b) Total Discounted Contract Balance of
        Substitute Receivables                                             $  --
     c) If (a) > (b), amount to be deposited
        in Collection Account per Contribution
        & Servicing Agreement 7.02                                         $  --

     Changes in any of the above detail during
      the related Collection Period (August to
      January)                                                             YES           NO             X
                                                                          --------------------------------


     CUMULATIVE DETAIL OF SUBSTITUTED
     CONTRACTS-PREPAYMENTS (POOL B)
                                                                                            Predecessor
                                                      Discounted        Predecessor         Discounted
     Lease #                                         Present Value        Lease #          Present Value
     -----------------------------------------------------------------------------------------------------
     NONE

                                       Totals:         $  --                             $           --

     a) Discounted Contract Balances of All                                              $           --
        Prepaid Contracts
     b) ADCB of Pool B at Closing Date                                                   $ 86,877,354.94
     c) (Cannot Exceed 10% Over the Life of
        the Pool Unless Rating Agency Approves)                                                     0.00%

     Data for Current Reporting Period
      Substitutions
     ---------------------------------
     a) Total Discounted Contract Balance of
        Predecessor Receivables                                             $ --
     b) Total Discounted Contract Balance of
        Substitute Receivables                                              $ --
     c) If (a) > (b), amount to be deposited
        in Collection Account per Contribution
        & Servicing Agreement 7.02                                          $ --

     Changes in any of the above detail during
     the related Collection Period (August to
     January)                                                              YES         NO           X
                                                                           -------------------------------


XV.  CUMULATIVE DETAIL OF SUBSTITUTED
     CONTRACTS-NON-PERFORMING (POOL A)
                                                                                            Predecessor
                                                      Discounted        Predecessor         Discounted
     Lease #                                         Present Value        Lease #          Present Value
     ----------------------------------------------------------------------------------------------------
     1528-004                                      $    194,560.17       2042-202        $    981,403.44
     2826-001                                      $    789,368.50                       $            --
     2875-008                                      $    735,842.45       2314-004        $    707,303.41
     2709-202                                      $    390,173.53       2041-201        $    526,898.39
     2712-201                                      $    123,333.71       2041-202        $     87,853.47
     2712-202                                      $    102,100.09                       $            --
     3323-001                                      $  1,018,210.69       2659-001        $    567,212.03
                 Cash                              $    116,213.37       2660-001        $    567,212.03
     3694-003                                      $    607,349.06        973-021        $    154,974.48
     3698-002                                      $    506,124.29        973-022        $     31,639.99
     3702-002                                      $  1,418,075.66        973-023        $     49,476.32
                                                                          973-026        $     56,668.18
                                                                         1969-102        $    487,002.62
                                                                         2590-001        $  1,261,454.31
                                                                         1081-501        $    326,796.30
                                                                         1081-503        $    124,052.91
                                                                                         ---------------
                                                                                         $  5,929,947.88

                                      Totals:      $  6,001,351,52

     a) Discounted Contract Balances of All
        Non-Performing Contracts                                                         $  5,929,947.88
     b) ADCB of Pool A at Closing Date                                                   $186,735,373.96
     c) (Cannot Exceed 10% Over the Life of
        the Pool)                                                                                   3.18%

     Data for Current Reporting Period Substitutions
        -----------------------------------------
     a) Total Discounted Contract Balance of Predecessor Receivables        $ --
     b) Total Discounted Contract Balance of Substitute Receivables         $ --
     c) If (a) > (b), amount to be deposited in Collection Account per
        Contribution & Servicing Agreement 7.02                             $ --

     Changes in any of the above detail during
     the related Collection Period (August to
     January)                                                         YES                NO      X
                                                                      ------------------------------------

     CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - GENERAL RIGHTS (POOL B)
                                                                                            Predecessor
                                                      Discounted        Predecessor         Discounted
     Lease #                                         Present Value        Lease #          Present Value
     ----------------------------------------------------------------------------------------------------
     3313-001                                       $ 1,103,064.69        1004-501        $    60,739.26
     3313-003                                       $ 1,035,735.31        1004-502        $    60,739.26
     3309-002                                       $   998,471.79        2786-001        $ 3,010,223.86
     3702-005                                       $   911,603.03        2140-501        $ 1,338,784.65
     3718-001                                       $   809,799.02        2445-002        $   224,427.12
                                                                          2671-001        $    75,159.10
                                                                                          --------------
                                                                                          $ 4,770,073.25
                                    Totals:         $ 4,858,673.84
                                                                                          $ 4,770,073.25
                                                                                          $86,877,354.94
                                                                                                    5.49%

     a) Discounted Contract Balances of all
        Contracts Substituted                                                            $  4,770,073.25
     b) ADCB of Pool B at Closing Date                                                   $ 86,877,354.94
     c) (Cannot Exceed 10% Over the Life of
        the Pool)                                                                                   5.49%

     Data for Current Reporting Period
     Substitutions
     -----------------------------------------
     a) Total Discounted Contract Balance of
        Predecessor Receivables                                             $ --
     b) Total Discounted Contract Balance of
        Substitute Receivables                                              $ --
     c) If (a) > (b), amount to be deposited
        in Collection Account per Contribution
        & Servicing Agreement 7.02                                          $ --

     Changes in any of the above detail during
     the related Collection Period (August to
     January)                                                         YES                NO     X
                                                                      -----------------------------------

                       DVI Receivables XII, L.L.C. 2000-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

                                                   Sept Report        Oct Report          Nov Report
                                                    for August       for September       for October
                                                    Activity           Activity           Activity
                                                 ---------------    ---------------    ---------------
XVI. POOL PERFORMING MEASUREMENTS
1. Aggregate Discounted Contract Balance
   Contracts Delinquent > 90 days
   - This Month:                                 $    294,168.75    $  4,279,557.68    $ 12,772,311.40
   -1 Month Prior:                               $    303,998.36    $    294,168.75    $  4,279,557.68
   -2 Months Prior:                              $    354,584.24    $    303,998.36    $    294,168.75
                                                 ------------------------------------------------------
      Total                                      $    952,751.35    $  4,877,724.79    $ 17,346,037.84
   a) 3 Month Average:                           $    317,583.78    $  1,625,908.26    $  5,782,012.61
   Total Outstanding Contracts
   - This Month:                                 $ 87,122,243.39    $ 84,986,749.95    $ 82,400,720.24
   - 1 Month Prior:                              $ 87,321,071.94    $ 87,122,243.39    $ 84,986,749.95
   - 2 Months Prior:                             $ 91,543,610.24    $ 87,321,071.94    $ 87,122,243.39
                                                 ------------------------------------------------------
      Total                                      $265,986,925.57    $259,430,065.27    $254,509,713.57
   b) 3 Month Average:                           $ 88,662,308.52    $ 86,476,688.42    $ 84,836,571.19
   c) a/b                                                   0.36%              1.88%              6.82%
2. Does a Delinquency Condition Exist
     (1c > 6%)?                                               NO                 NO                YES
                                                 ------------------------------------------------------
3. Restricting Event Check
   A. A Delinquency Condition Exists for
     Current Period?                                          NO                 NO                YES
                                                 ------------------------------------------------------
   B. An Indenture Event of Default has
     occurred and is then Continuing?*                       YES                YES                YES
                                                 ------------------------------------------------------
4. Has a Servicer Event of Default Occurred?*                YES                YES                YES
                                                 ------------------------------------------------------
5. Amortization Event Check
   A. Is 1c > 8%?                                             NO                 NO                 NO
                                                 ------------------------------------------------------
   B. Bankruptcy, Insolvency, Reorganization,
     Default, Violation of any Covenant or
     Obligation not Remedied within 90 days?                 YES                YES                YES
                                                 ------------------------------------------------------
   C. As of any Determination Date, the sum
     of all Defaulted Contracts since the
     Closing Date exceeds 6% of the ADCB on
     the Closing Date?                                        NO                 NO                 NO
                                                 ------------------------------------------------------
6. Aggregate Discounted Contract Balance at
  Closing Date                                   $273,612,728.90    $273,612,728.90    $273,612,728.90
   Aggregate Discounted Contract Balances
     (A.D.C.B.) of Contracts listed as more
     than:
  A.D.C.B**
  30 Days Overdue                                $ 15,203,108.59    $ 17,842,259.05    $  6,285,647.99
  60 Days Overdue                                $  4,125,154.74    $  8,454,095.90    $  6,272,938.66
  90 Days Overdue                                $    144,351.68    $  4,157,950.26    $  8,476,331.65
  120 Days Overdue                               $     47,144.46    $     23,824.67    $  4,182,595.42
  150 Days Overdue                               $    102,672.61    $     97,782.75    $    113,384.34
  180 Days Overdue                               $            --    $            --    $            --
                                                 ------------------------------------------------------
                                                 $ 19,622,432.08    $ 30,575,912.63    $ 25,330,898.05
  A.D.C.B. at end of the collection period       $ 87,122,243.39    $ 84,986,749.95    $ 82,400,720.24

  % OF TOTAL
  A.D.C.B
  30 Days Overdue                                         17.450%            20.994%             7.628%
  60 Days Overdue                                          4.735%             9.948%             7.613%
  90 Days Overdue                                          0.166%             4.892%            10.287%
  120 Days Overdue                                         0.054%             0.028%             5.076%
  150 Days Overdue                                         0.118%             0.115%             0.138%
  180 Days Overdue                                         0.000%             0.000%             0.000%

---------------
*Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing
Agreement events of default listed under Section XVI that occurred prior to
February 24, 2004 are waived.

**Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include scheduled present value and unpaid balances.


                                                   Dec Report         Jan Report         Feb Report
                                                  for November       for December       for January
                                                    Activity           Activity           Activity
                                                 ---------------    ---------------    ---------------
XVI. POOL PERFORMING MEASUREMENTS
1. Aggregate Discounted Contract Balance
   Contracts Delinquent > 90 days
   - This Month:                                 $ 18,897,705.32    $ 17,605,865.68    $  8,865,798.86
   -1 Month Prior:                               $ 12,772,311.40    $ 18,897,705.32    $ 17,605,865.68
   -2 Months Prior:                              $  4,279,557.68    $ 12,772,311.40    $ 18,897,705.32
                                                 -----------------------------------------------------
      Total                                      $ 35,949,574.40    $ 49,275,882.40    $ 45,369,369.86
   a) 3 Month Average:                           $ 11,983,191.47    $ 16,425,294.13    $ 15,123,123.29
   Total Outstanding Contracts
   - This Month:                                 $ 80,671,178.45    $ 74,235,827.08    $ 60,144,504.89
   - 1 Month Prior:                              $ 82,400,720.24    $ 80,671,178.45    $ 74,235,827.08
   - 2 Months Prior:                             $ 84,986,749.95    $ 82,400,720.24    $ 80,671,178.45
                                                 -----------------------------------------------------
      Total                                      $248,058,648.63    $237,307,725.77    $215,051,510.42
   b) 3 Month Average:                           $ 82,686,216.21    $ 79,102,575.26    $ 71,683,836.81
   c) a/b                                                  14.49%             20.76%             21.10%
2. Does a Delinquency Condition Exist
     (1c > 6%)?                                              YES                YES                YES
                                                 -----------------------------------------------------
3. Restricting Event Check
   A. A Delinquency Condition Exists for
     Current Period?                                         YES                YES                YES
                                                 -----------------------------------------------------
   B. An Indenture Event of Default has
     occurred and is then Continuing?*                       YES                YES                YES
                                                 -----------------------------------------------------
4. Has a Servicer Event of Default Occurred?*                YES                YES                YES
                                                 -----------------------------------------------------
5. Amortization Event Check
   A. Is 1c > 8%?                                            YES                YES                YES
                                                 -----------------------------------------------------
   B. Bankruptcy, Insolvency, Reorganization,
     Default, Violation of any Covenant or
     Obligation not Remedied within 90 days?                 YES                YES                YES
                                                 -----------------------------------------------------
   C. As of any Determination Date, the sum
     of all Defaulted Contracts since the
     Closing Date exceeds 6% of the ADCB on
     the Closing Date?                                        NO                 NO                 NO
                                                 -----------------------------------------------------
6. Aggregate Discounted Contract Balance at
  Closing Date                                   $273,612,728.90    $273,612,728.90    $273,612,728.90
   Aggregate Discounted Contract Balances
     (A.D.C.B.) of Contracts listed as more
     than:
   A.D.C.B**
   30 Days Overdue                               $ 10,025,693.09    $  8,413,379.25    $ 10,312,287.17
   60 Days Overdue                               $  3,029,845.20    $  1,457,984.34    $    714,371.30
   90 Days Overdue                               $  6,073,362.15    $  2,825,732.86    $  1,180,412.83
   120 Days Overdue                              $  8,513,170.94    $  6,110,634.04    $  4,198,682.56
   150 Days Overdue                              $  4,311,172.22    $  8,669,498.77    $  3,486,703.47
   180 Days Overdue                              $            --    $            --    $            --
                                                 -----------------------------------------------------
                                                 $ 31,953,243.61    $ 27,477,229.27    $ 19,892,457.33
   A.D.C.B. at end of the collection period      $ 80,671,178.45    $ 74,235,827.08    $ 60,144,504.89

   % OF TOTAL
   A.D.C.B
   30 Days Overdue                                        12.428%            11.333%            17.146%
   60 Days Overdue                                         3.756%             1.964%             1.188%
   90 Days Overdue                                         7.529%             3.806%             1.963%
   120 Days Overdue                                       10.553%             8.231%             6.981%
   150 Days Overdue                                        5.344%            11.678%             5.797%
   180 Days Overdue                                        0.000%             0.000%             0.000%


---------------
*Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement events of default listed under Section XVI that occurred prior to February 24, 2004 are waived.

**Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include scheduled present value and unpaid balances.

                      DVI Receivables XII, L.L.C. 2000-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

EXHIBIT # A - DETAIL ON DEFAULTED CONTRACTS*

                                                             SCHEDULED
DEFAULT MONTH            CONTRACT #          POOL         DEFAULT AMOUNT
-------------            -----------         ----         --------------
   Aug-03                2000664-003           A          $   29,026.29
   Aug-03                2002653-001           A          $    7,046.79
   Aug-03                9900071-001           A          $  107,037.29
   Aug-03                2000664-002           A          $    3,755.12
   Aug-03                2002513-001           A          $    7,015.31
   Aug-03                9900071-002           A          $   21,303.10
   Aug-03                9900978-003           A          $          --
   Sep-03                2002784-001           B          $  102,574.45
   Nov-03                2000600-001           A          $    7,127.42
   Nov-03                9901545-701           B          $    8,907.72
   Dec-03                0002623-002           A          $   86,716.77
   Dec-03                0002625-001           A          $  999,096.46
   Dec-03                0002676-001           A          $  956,619.81
   Dec-03                0002676-002           A          $   17,201.36
   Dec-03                2000710-001           A          $   16,723.38
   Dec-03                2001224-001           A          $   21,463.26
   Dec-03                2001660-001           A          $   36,773.94
   Dec-03                0003309-002           B          $  683,867.46
   Dec-03                0003313-001           B          $  755,504.29
   Dec-03                0003313-003           B          $  709,389.81
   Jan-04                0001831-008           A          $   56,578.82
   Jan-04                0002468-003           A          $   32,095.05
   Jan-04                0002615-001           A          $   43,198.03
   Jan-04                0002623-001           A          $  689,541.66
   Jan-04                0002681-001           A          $1,849,882.51
   Jan-04                0003323-001           A          $  674,450.44
   Jan-04                0003694-003           A          $  615,058.71
   Jan-04                0003698-002           A          $  512,549.00
   Jan-04                0003702-002           A          $1,497,949.65
   Jan-04                0003702-005           B          $  799,306.91
   Jan-04                0003718-001           B          $  681,510.90
   Jan-04                2000892-001           A          $   51,260.53
   Jan-04                2000892-002           A          $    9,169.52
   Jan-04                2001125-001           A          $   10,212.38
   Jan-04                2001835-001           A          $   12,069.86
   Jan-04                2002718-001           B          $          --
   Jan-04                9801306-002           B          $          --
   Jan-04                0002405-003           A          $2,034,429.31
   Jan-04                0002534-001           A          $  937,713.43
   Jan-04                0002534-002           A          $  251,830.26
   Jan-04                0002534-003           A          $  111,453.47
   Jan-04                0004282-402           A          $  133,698.66
   Jan-04                0001831-009           B          $   27,415.11

* The amount used as the Discounted Contract Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $1,451,565.76 have been reimbursed to DVI Financial Services, Inc. in accordance with the terms of the Settlement Agreement.

                       DVI Receivables XII, L.L.C. 2000-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

DVIFS and USBPS were each involved in the preparation of this report, and each reviewed the procedures undertaken and decisions made by the other entity in connection therewith. Each of DVIFS and USBPS relied solely on the trustee and its records as to reported disbursements. With respect to the Contract data provided, USBPS's figures are based on original data from DVIFS, with respect to which DVIFS has performed a cash reconciliation. Although USBPS has reviewed the procedures used in and results of this cash reconciliation, USBPS cannot warrant this data and accordingly disclaims any liability for the accuracy of this data. USBPS performed the calculations made in this report and prepared the actual reports. Although DVIFS reviewed these calculations and the related reports and believes them to be accurate, DVIFS cannot warrant the calculations. USBPS is responsible only for its own calculations. Notwithstanding the foregoing, to the best knowledge of each of USBPS and DVIFS, this report is accurate and complete in all material respects and fairly states the matters set forth in this report.


/s/ Joseph A. Andries
---------------------------------------
APPROVED BY: JOSEPH A. ANDRIES, SENIOR VICE PRESIDENT OF U.S. BANK PORTFOLIO SERVICES


/s/ Montgomery W. Cornell
---------------------------------------
APPROVED BY: MONTGOMERY W. CORNELL, AUTHORIZED SIGNATORY OF DVI FINANCIAL SERVICES, INC.